SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549
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                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) December 1, 1994
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                           FORD MOTOR COMPANY
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         (Exact name of registrant as specified in its charter)



                              Delaware
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            (State or other jurisdiction of incorporation)



           1-3950                                 38-0549190
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   (Commission File Number)              (IRS Employer Identification No.)


   The American Road, Dearborn,  Michigan                48121
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  (Address of principal executive offices)             (Zip Code)



  Registrant's telephone number, including area code 313-322-3000
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

Item 5.  Other Events.
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     News release dated December 1, 1994, filed as Exhibit 20 to this Current
Report on Form 8-K, is incorporated by reference herein.


                                Exhibits
                                --------

Designation                 Description               Method of Filing
- -----------                 -----------               ----------------

Exhibit 20                  News release dated        Filed with this Report
                            December 1, 1994.


                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                                   FORD MOTOR COMPANY
                                                   ------------------
                                                   (Registrant)


Dated:  December 2, 1994                          By: /s/T. J. DeZure
                                                      ----------------
                                                         T. J. DeZure
                                                         Assistant Secretary

                                     Exhibit Index
                                     -------------

Designation                        Description                   Page
- -----------                        -----------                   ----

Exhibit 20                         News release dated
                                   December 1, 1994

IMMEDIATE RELEASE

Contact:     Peter Olsen     Al Chambers
            (313) 322-5846   (313) 322-9545


FORD & VW MOVE TO DISSOLVE AUTOLATINA

     DEARBORN, Mich., Dec. 1 -- Ford Motor Company and Volkswagen AG have agreed on a gradual separation process leading toward dissolution of their

Autolatina joint venture in Brazil and Argentina within a year.

     "We believe that Ford will be better able to compete effectively in these two markets by operating on its own," affirmed W. Wayne Booker, executive vice president, Ford's International Automotive Operations. "Brazil and Argentina

will continue to be important markets for Ford."

     Autolatina was founded in 1987, when difficult market and economic conditions made such cooperation a good strategy for both companies, Booker said.  "Conditions are significantly different now in both countries, " he said.  "The separation will help Ford use the strength of its worldwide organization to pursue new opportunities for dealers, suppliers, employees,

and especially Ford customers."

     Booker also announced key personnel appointments for Ford in Brazil and

Argentina once the separation process is complete.

     Gurminder S. Bedi, 47, will be president and CEO of Ford Argentina and

Brazil Operations. He presently is director superintendent of Autolatina.

     Ivan Fonseca e Silva, 44,  will be president, Ford Brazil.  He, is presently vice president - Business, Labor Relations, Human Resources and

Legal Affairs at Autolatina.

     Jorge Mostany 47, will be president, Ford Argentina.  He is presently president of Autolatina, Argentina.
                                     ###